SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): July 31, 2001 (July 26, 2001)
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                               RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


           Colorado                       0-7501                  81-0214117
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 (State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
       of incorporation)                                     Identification No.)


           3399 Peachtree Road, NE, Suite 810, Atlanta, Georgia 30326
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                    (Address of principal executive offices)



                                  404-231-8500
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant

         On July 26, 2001, Ruby Mining Company (the "Company") dismissed its independent auditors, Grant Thornton, L.L.P., and on the same date authorized the engagement of the firm of Cherry, Bekaert & Holland, L.L.P. as its independent auditors for the fiscal year ended December 31, 2001. As previously reported on Form 8-K, the Company has changed its accounting year from June 1 - May 31, over to the calendar year January 1 - December 31. Each of these actions was approved by the Board of Directors of the Company.

         Grant Thornton, L.L.P. was engaged as the Company's independent auditor on or about January 31, 2001 and has not reported on the Company's financial statements for any period.

         The Company has had no disagreements with Grant Thornton, L.L.P. on any matter of accounting principle or practice, financial statement disclosure, or audit scope or procedure which disagreement, if not resolved to the satisfaction of Grant Thornton, L.L.P., would have caused it to make reference to the subject matter of the disagreement in its report. Further, during the fiscal year ended December 31, 2000 and the unaudited interim period through July 24, 2001, neither the Company nor any of its representatives sought the advice of Cherry, Bekaert & Holland, L.L.P. regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue.

         While Grant Thornton, L.L.P. has not issued an opinion on any financial statements of the Company, Grant Thornton L.L.P. did not advise the Company that
(i) the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) information had come to its attention that led them to not be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management; (iii) there existed a need to expand significantly the scope of their audit, or that information had come to Grant Thornton L.L.P.'s attention during the fiscal periods, that if further investigated may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report ( including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause Grant Thornton L.L.P. to be unwilling to rely on management's representations or be associated with the Company's financial statements, and due to Grant Thornton L.L.P.'s dismissal did not so expand the scope of its audit or conduct such further investigation; or (iv) information had come to Grant Thornton L.L.P.'s attention that it concluded materially impacts the fairness of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report ( including information that, unless resolved to Grant Thornton, L.L.P's satisfaction, would prevent it from rendering an unqualified audit report on those

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financial statements),  and due to Grant Thornton L.L.P.'s dismissal,  the issue has not been resolved to Grant Thornton L.L.P.'s satisfaction prior to its dismissal.

         The Company has requested that Grant Thornton L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Grant Thornton L.L.P.'s letter to the Securities and Exchange Commission filed as Exhibit 16.1 to this Form 8-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       RUBY MINING COMPANY
                                       (Registrant)


Dated: July 31,  2001                  By      /s/ Herbert C. Leeming
                                           -------------------------------------
                                           Herbert C. Leeming
                                           Chairman and CEO


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